Exhibit 10.1

Execution Version

AMENDMENT NO. 1, dated as of February 8, 2021 (this “Amendment”), to that certain Revolving Credit Agreement, dated as of November 2, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Amendment No. 1 Effective Date (as defined below), the “Existing Credit Agreement” and, as amended by this Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”), among Akumin Inc., an Ontario corporation (the “Borrower”), certain subsidiaries of the Borrower party thereto as guarantors (collectively, the “Guarantors” and, individually, each a “Guarantor”), the lenders from time to time party thereto (the “Lenders”) and BBVA USA, as Administrative Agent and Collateral Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

WHEREAS, the Borrower intends to issue $75.0 million in aggregate principal amount of 7.00% senior secured notes due 2025 (the “New Notes”) as described in the Offering Memorandum dated as of February 8, 2021 (the “Offering Memorandum”);

WHEREAS, Section 11.01 of the Existing Credit Agreement provides that the Credit Parties and the Required Lenders may amend the Existing Credit Agreement and the other Credit Documents for certain purposes; and

WHEREAS, each Lender that has executed this Amendment in its capacity as a Lender has agreed to consent to this Amendment and such Lenders collectively constitute the Required Lenders.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. Effective as of the Amendment No. 1 Effective Date, the Borrower, the Administrative Agent and the Required Lenders hereby agree that the Existing Credit Agreement shall be amended as follows:

(a) The definition of “2025 Senior Secured Notes” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““2025 Senior Secured Notes” means, collectively, (i) the $400.0 million aggregate principal amount of 7.00% senior secured notes due 2025 of the Borrower issued pursuant to that certain Indenture, dated as of November 2, 2020, among the Borrower, the Guarantors and UMB Bank, National Association, as trustee and as collateral agent, and (ii) the $75.0 million aggregate principal amount of 7.00% senior secured notes due 2025 of the Borrower described in the Offering Memorandum dated as of February 8, 2021 and issued pursuant to that certain First Supplemental Indenture, dated on or about February 10, 2021, among the Borrower, the Guarantors and UMB Bank, National Association, as trustee and as collateral agent.”

(b) Clause (x) of Section 2.01(d)(i) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(x) (A) an amount equal to (I) the greater of $75.0 million and 100% of Consolidated EBITDA for the most recently ended Measurement Period minus (II) $55.0 million (the “Incremental Base Amount”), minus (B) the aggregate principal amount of Incremental Equivalent Debt incurred pursuant to Section 8.03(y)(i) after the Closing Date, plus”

Section 2. Effectiveness. This Amendment shall be deemed effective as of February 8, 2021 upon the Administrative Agent’s receipt of counterparts of this Amendment, executed and delivered by a duly authorized officer of each of (i) the Borrower and (ii) Lenders constituting the Required Lenders (the “Amendment No. 1 Effective Date”); provided that the Amendment No. 1 Effective Date shall be deemed not to have occurred, and this Amendment shall not be effective, if the New Notes have not been issued on or prior to the date set forth as the closing date in the purchase agreement relating to such New Notes.

Section 3. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof, after giving effect to the terms of this Amendment:

(a) the representations and warranties of the Borrower and each other Credit Party contained in Article VI of the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality are true and correct in all respects); and

(b) no Default or Event of Default exists on and as of the date hereof.

Section 4. Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be as effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute,” “signature” and words of like import in this Amendment shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 5. Applicable Law. THIS AMENDMENT AND THE CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

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Section 7. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Amended Credit Agreement or any other Credit Document; and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other provision of the Amended Credit Agreement or any other Credit Document. Each and every term, condition, obligation, covenant and agreement contained in the Amended Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Credit Party reaffirms its obligations under the Credit Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. This Amendment shall constitute a Credit Document for purposes of the Amended Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Credit Document and all references in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. Each of the Credit Parties hereby (i) consents to this Amendment, (ii) confirms that all obligations of such Credit Party under the Credit Documents to which such Credit Party is a party shall continue to apply to the Amended Credit Agreement and (iii) agrees that all security interests granted by it pursuant to any Credit Document (whether before, on or after the Amendment No. 1 Effective Date) shall secure (and continue to secure) the Obligations under the Credit Documents as amended by this Amendment. The parties hereto acknowledge and agree that the amendment of the Existing Credit Agreement pursuant to this Amendment and all other Credit Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Existing Credit Agreement and the other Credit Documents as in effect prior to the Amendment No. 1 Effective Date.

Section 8. SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF SUCH STATE AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT AGAINST ANY OTHER PARTY HERETO OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

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EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT IN ANY COURT REFERRED TO IN THE PRIOR PARAGRAPH OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE AMENDED CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AKUMIN INC., as the Borrower

By:	/s/ Riadh Zine
Name: Riadh Zine Title: President and CEO

PREFERRED IMAGING OF PREFERRED IMAGING OF GRAPEVINE/COLLEYVILLE, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani Title: Chief Operating Officer

PREFERRED IMAGING OF GARLAND, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

PREFERRED IMAGING OF FRISCO, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

PREFERRED IMAGING OF FORT WORTH, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

PREFERRED IMAGING OF DENTON, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

[Signature Page to Akumin Amendment No. 1]

PREFERRED IMAGING OF CORINTH, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

PREFERRED IMAGING OF AUSTIN, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

PREFERRED IMAGING HEB, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

PREFERRED IMAGING AT THE MEDICAL CENTER, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

PREFERRED IMAGING AT CASA LINDA PLAZA, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

PMI PARTNERS, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

LEBANON DIAGNOSTIC IMAGING, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

[Signature Page to Akumin Amendment No. 1]

LCM IMAGING, INC., as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

JEANES RADIOLOGY ASSOCIATES, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

IMAGING CENTER OF WEST PALM BEACH LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

ELITE RADIOLOGY OF GEORGIA, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

ELITE IMAGING, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

DELAWARE OPEN MRI RADIOLOGY ASSOCIATES, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

AKUMIN IMAGING TEXAS, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

[Signature Page to Akumin Amendment No. 1]

AKUMIN HOLDINGS CORP., as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

AKUMIN HEALTH ILLINOIS, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

AKUMIN FLORIDA HOLDINGS, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

AKUMIN FL, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

AKUMIN CORP., as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

AFO IMAGING, INC., as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

ADVANCED DIAGNOSTIC RESOURCES, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

[Signature Page to Akumin Amendment No. 1]

ADVANCED DIAGNOSTIC HOLDINGS, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

ADVANCED DIAGNOSTIC GROUP, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

WILKES-BARRE IMAGING, L.L.C., as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

VISTA PEM PROVIDERS, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

TIC ACQUISITION HOLDINGS, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

SYNCMED, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

ROUND ROCK IMAGING, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

[Signature Page to Akumin Amendment No. 1]

ROSE RADIOLOGY CENTERS, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

RITTENHOUSE IMAGING CENTER, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

PREFERRED OPEN MRI, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

PREFERRED IMAGING OF PLANO, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

PREFERRED IMAGING OF PLANO PARKWAY, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

PREFERRED IMAGING OF MESQUITE, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

PREFERRED IMAGING OF MCKINNEY, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

[Signature Page to Akumin Amendment No. 1]

PREFERRED IMAGING OF IRVING, LLC, as a Guarantor

By:	/s/ Rohit Navani
Name: Rohit Navani
Title: Chief Operating Officer

[Signature Page to Akumin Amendment No. 1]

BBVA USA, as Administrative Agent and Collateral Agent

By:	/s/ Kyle Sederstrom
Name: Kyle Sederstrom
Title: Vice President

BBVA USA, as a Lender

By:	/s/ Kyle Sederstrom
Name: Kyle Sederstrom
Title: Vice President

[Signature Page to Akumin Amendment No. 1]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Edward Pan
Name: Edward Pan
Title: Associate

[Signature Page to Akumin Amendment No. 1]

CITIBANK, N.A., as a Lender

By:	/s/ Marni McManus
Name: Marni McManus
Title: Vice President

[Signature Page to Akumin Amendment No. 1]